SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JUNE 20, 1996

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                     Commission                 IRS Employer
jurisdiction                       File Number                Identification
of incorporation                                              Number

Delaware                             1-3492                   No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.           Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On June 20, 1996, the registrant issued a press release entitled COMMISA Joint Venture Awarded Pipeline Contract In Mexico pertaining, among other things, to an announcement that COMMISA, a joint venture consisting of registrant's Brown & Root subsidiary and Grupo "R", a Mexican contractor, has been awarded a contract by Pemex for laying the first half of an 80 km oil pipeline and to perform a platform tie-in to the Pemex pump platform PR1 in the Bay of Campeche in Mexico. The contract is valued at about $60 million.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated June 20, 1996















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HALLIBURTON COMPANY




Date:    June 21, 1996                      By: _______________________
                                                  Robert M. Kennedy
                                                  Vice President - Legal




























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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                        Description                     Numbered Page

  20                          Press Release of
                              June 20, 1996                      5 of 5
                              Incorporated by Reference
































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